
FSF Financial Corp.           Contact:   Donald A. Glas, Chief Executive Officer
                                         (320) 234-4501
                                         George B. Loban, President
                                         (651) 480-6020
                                         Richard H. Burgart, Chief Financial Officer
                                         (320) 234-4536

                                         For Immediate Release
                                         October 28, 2003

      FSF Financial Corp. Announces Operating Results and Dividend Payment

          Hutchinson, Minnesota (NASDAQ - "FFHH") - FSF Financial Corp. (FSF) today announced earnings for the fourth quarter and fiscal year ended September 30, 2003. Net income for fiscal 2003 was $6,088,000 or $2.54 per diluted share from $6,032,000 or $2.63 per diluted share for fiscal 2002. The Company also announced a regular quarterly dividend payment of $0.30 to shareholders of record on November 10, 2003, payable on November 20, 2003.

          "While our spread for fiscal 2003 decreased 3 basis points over fiscal 2002, spread for the quarter ended September 30, 2003 decreased 47 basis points from the same period in 2002 as we continue to experience interest rate compression due to the continued low rate environment," noted FSF Financial Corp.'s Co-Chairman and Chief Executive Officer, Donald A. Glas. "The increase in liquidity, as a result of the extremely strong refinance market, was the primary factor in the reduction of net interest income. Loans outstanding decreased by $24 million during the year. Non-interest income was 56.8% of non-interest expense for the year, a slight improvement over 2002. Compensation expense also increased due to commissions paid on the increased levels of mortgage lending," added Mr. Glas. The provision for loan losses increased
$400,000 to $1.2 million for the year as the Bank strengthened reserves, resolved various non-performing assets and tightened credit standards.

         FSF Financial Corp., a financial services company, has four affiliated companies. First Federal Bank is a federally chartered stock savings bank headquartered in Hutchinson, Minnesota. The Bank has thirteen offices located in Hutchinson (2), Hastings, Apple Valley, Buffalo, Glencoe, Inver Grove Heights
(2), Litchfield, St Cloud, Waconia, Waite Park and Winthrop, Minnesota. The Federal Deposit Insurance Corporation federally insures the Bank's deposits. The Bank is a community-oriented, full service retail bank offering a variety of deposit and loan products. Homeowners Mortgage Corporation originates residential mortgage loans from offices in Vadnais Heights and Hastings, Minnesota. Firstate Investments provide non-insured financial products in three locations. Insurance Planners of Hutchinson, Inc., is a property and casualty insurance agency with two locations. The Corporation's common stock is traded on the NASDAQ National Market under the symbol "FFHH".

This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are subject to various risks and uncertainties and are therefore qualified by the Corporation's cautionary statements contained in its filings with the Securities and Exchange Commission.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION



                                                                              September 30,
                                                                    ----------------------------------
                                                                          2003             2002
                                                                    ----------------------------------
                                                                             (In thousands)
                                     ASSETS
                                     ------
Cash and cash equivalents                                                 $   80,601       $   14,615
Securities available for sale, at fair value:
     Equity securities                                                        12,009           12,046
     Mortgage-backed and related securities                                   29,923           29,196
     Debt securities                                                          12,178                -
Securities held to maturity, at amortized cost:
     Debt securities (Fair value of $13,150)                                       -           12,447
     Mortgage-backed and related securities (Fair value of $20,724)                -           20,679
Restricted Stock                                                               4,797            5,925
Loans held for sale                                                           16,882           29,242
Loans receivable, net                                                        358,628          382,690
Foreclosed real estate                                                         1,152              122
Accrued interest receivable                                                    3,960            4,436
Premises and equipment                                                         6,331            6,005
Goodwill                                                                       3,883            3,883
Identifiable intangibles                                                       1,014            1,184
Investment in life insurance                                                   8,388            7,982
Other assets                                                                   1,086            1,708
                                                                    ----------------------------------

          Total assets                                                    $  540,832       $  532,160
                                                                    ==================================

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------
Liabilities:
     Demand deposits                                                      $   69,684       $   62,687
     Savings accounts                                                         86,666           89,037
     Certificates of deposit                                                 234,665          230,200
                                                                    ----------------------------------
          Total deposits                                                     391,015          381,924
     Federal Home  Loan Bank borrowings                                       93,000           98,000
     Advances from borrowers for taxes and insurance                             233              352
     Other liabilities                                                         5,511            6,003
                                                                    ----------------------------------
          Total liabilities                                                  489,759          486,279

Stockholders' equity:
     Serial preferred stock, no par value 5,000,000 shares
       authorized, no shares issued                                                -                -
     Common stock, $.10 par value 10,000,000 shares authorized,
       4,501,277 and 4,501,277 shares issued                                     450              450
     Additional paid in capital                                               43,735           43,101
     Retained earnings, substantially restricted                              38,643           35,214
     Treasury stock at cost (2,156,540 and 2,197,763 shares)                 (31,444)         (31,621)
     Unearned ESOP shares at cost (0 and 54,891 shares)                            -             (549)
     Unearned MSP stock grants at cost (41,764 and 42,164 shares)               (484)            (448)
     Accumulated other comprehensive (loss)                                      173             (266)
                                                                    ----------------------------------
          Total stockholders' equity                                          51,073           45,881
                                                                    ----------------------------------

          Total liabilities and stockholders' equity                      $  540,832       $  532,160
                                                                    ==================================

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
                         UNAUDITED FINANCIAL HIGHLIGHTS
                  (Dollars in thousands, except per share data)





                                                     At               At
                                               September 30,    September 30,
Other Financial Condition Data:                     2003             2002
                                              --------------------------------
     Tangible Net Worth                           $46,176          $40,814
     Stockholder's equity to total assets            9.44%            8.63%
     Book value per share                         $ 22.18          $ 20.79
     Tangible book value per share                $ 20.05          $ 18.50
     Non-performing assets:
          Non-accrual loans                       $ 6,039          $ 4,873
          Real estate owned                       $ 1,152          $   122
                                              -----------------------------
               Total non-performing assets        $ 7,191          $ 4,995
                                              =============================

                      FSF FINANCIAL CORP. AND SUBSIDIARIRES
                   UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                            AND COMPREHENSIVE INCOME

                                                                       Three Months                 Twelve Months
                                                                    Ended September 30,          Ended September 30,
                                                                  ------------------------     -------------------------
                                                                     2003        2002             2003         2002
                                                                  ------------------------     -------------------------
                                                                          (in thousands, except per share data)

Interest income:
     Loans receivable                                                 $ 7,121     $ 8,058          $30,425      $31,389
     Mortgage-backed and related securities                               304         579            1,651        2,430
     Investment securities                                                423         323            1,442        1,355
                                                                  ------------------------     -------------------------
          Total interest income                                         7,848       8,960           33,518       35,174
Interest expense:
     Deposits                                                           2,115       2,658            9,600       11,478
     Borrowed funds                                                     1,268       1,392            5,086        5,770
                                                                  ------------------------     -------------------------
          Total interest expense                                        3,383       4,050           14,686       17,248
                                                                  ------------------------     -------------------------
          Net interest income                                           4,465       4,910           18,832       17,926
     Provision for loan losses                                            442         183            1,228          811
                                                                  ------------------------     -------------------------
          Net interest income after provision for loan losses           4,023       4,727           17,604       17,115
                                                                  ------------------------     -------------------------
Non-interest income:
     Gain on sale of construction loans, net                              818         535            3,045        1,527
     Gain on sale of other loans, net                                     205         641            1,679        2,746
     Other service charges and fees                                       382         378            1,657        1,384
     Service charges on deposit accounts                                  623         470            2,496        1,767
     Commission income                                                    348         317            1,243        1,126
     Other                                                                 94         115              359          425
                                                                  ------------------------     -------------------------
          Total non-interest income                                     2,470       2,456           10,479        8,975
                                                                  ------------------------     -------------------------
Non-interest expense:
     Compensation and benefits                                          2,965       2,544           11,465        9,533
     Occupancy and equipment                                              513         411            1,769        1,507
     Deposit insurance premiums                                            17          16               64           61
     Data processing                                                      258         236            1,002          901
     Professional fees                                                    161         170              627          524
     Other                                                                897         968            3,510        3,605
                                                                  ------------------------     -------------------------
          Total non-interest expense                                    4,811       4,345           18,437       16,131
                                                                  ------------------------     -------------------------
          Income before provision for income taxes                      1,682       2,838            9,646        9,959
Income tax expense                                                        535       1,137            3,557        3,927
                                                                  ------------------------     -------------------------

          Net income                                                  $ 1,147     $ 1,701          $ 6,089      $ 6,032
                                                                  ========================     =========================

Basic earnings per share                                              $  0.50     $  0.77          $  2.70      $  2.77
Diluted earnings per share                                            $  0.47     $  0.74          $  2.54      $  2.63
Cash dividend declared per common share                               $  0.30     $  0.25          $  1.20      $  1.00

Comprehensive income                                                  $   968     $ 1,957          $ 6,528      $ 6,306
                                                                  ========================     =========================

Weighted average number of shares outstanding
Financial ratios (annualized):
     Return on average assets                                            0.84%       1.32%            1.12%        1.18%
     Return on average equity                                            9.05%      15.09%           12.49%       13.69%
     Net interest margin                                                 3.48%       4.01%            3.66%        3.70%


                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)


                                                                 Three Months Ended September 30,
                                            ---------------------------------------------------------------------------
                                                2003                                  2002
                                            ---------------------------------------------------------------------------
                                                                    Interest                              Interest
                                              Average               Yields &        Average               Yields &
                                              Balance    Interest  Rates (1)        Balance    Interest   Rates (1)
                                            ---------------------------------------------------------------------------
                                                                      (dollars in thousands)
Assets:
     Construction loans                        $ 166,045   $ 3,369       8.12 %      $ 133,643   $ 2,894        8.66 %
     Other loans receivable (2)                  219,452     3,752       6.84          262,732     5,164        7.86
     Mortgage-backed securities                   33,214       304       3.66           50,622       579        4.58
     Investment securities (3)                    94,630       423       1.79           42,405       323        3.05
                                            -----------------------               -----------------------
          Total interest-earning assets          513,341     7,848       6.12          489,402     8,960        7.32
                                                         ---------------------                 ----------------------
          Other assets                            30,056                                27,433
                                            -------------                         -------------
Total assets                                   $ 543,397                             $ 516,835
                                            =============                         =============

Liabilities:
     Interest-bearing deposits                 $ 392,051   $ 2,115       2.16 %      $ 367,529   $ 2,657        2.89 %
     Borrowings                                   93,000     1,268       5.45           98,000     1,393        5.69
                                            -----------------------               -----------------------
          Total interest-bearing
              liabilities                        485,051     3,383       2.79 %        465,529     4,050        3.49 %
                                                         ---------------------                 ----------------------
     Other liabilities                             7,642                                 6,259
                                            -------------                         -------------
          Total liabilities                      492,693                               471,788
Stockholders' equity                              50,704                                45,097
                                            -------------                         -------------

Total liabilities and stockholders' equity     $ 543,397                             $ 516,885
                                            =============                         =============

Net interest income                                        $ 4,465                               $ 4,910
Net spread (4)                                                           3.33 %                                 3.80 %
Net margin (5)                                                           3.48 %                                 4.01 %
Ratio of average interest-earning assets
  to average interest-bearing liabilities          1.05X                                 1.05X



1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.

                      FSF FINANCIAL CORP. AND SUBSIDIARIES
      UNAUDITED CONSOLIDATED AVERAGE BALANCE SHEET, INTEREST AND DIVIDENDS
              EARNED OR PAID AND RELATED INTEREST YIELDS AND RATES
                             (Dollars in thousands)

                                                                Twelve Months Ended September 30,
                                           -----------------------------------------------------------------------------
                                               2003                                   2002
                                           -----------------------------------------------------------------------------
                                                                    Interest                               Interest
                                             Average                Yields &        Average                Yields &
                                             Balance     Interest  Rates (1)        Balance     Interest  Rates (1)
                                           -----------------------------------------------------------------------------
                                                                      (dollars in thousands)
Assets:
     Construction loans                       $ 161,109    $13,199       8.19 %      $ 109,547    $ 9,689       8.84 %
     Other loans receivable (2)                 242,279     17,226       7.11          274,345     21,700       7.91
     Mortgage-backed securities                  41,022      1,651       4.02           51,415      2,430       4.73
     Investment securities (3)                   70,158      1,442       2.06           48,519      1,355       2.79
                                           ------------------------               ------------------------
          Total interest-earning assets         514,568     33,518       6.51          483,826     35,174       7.27
                                                        ----------------------                 ----------------------
          Other assets                           29,585                                 27,306
                                           -------------                          -------------
Total assets                                  $ 544,153                              $ 511,132
                                           =============                          =============

Liabilities:
     Interest-bearing deposits                $ 394,532    $ 9,600       2.43 %      $ 360,562   $ 11,478       3.18 %
     Borrowings                                  93,699      5,086       5.43          100,871      5,770       5.72
                                           ------------------------               ------------------------
          Total interest-bearing
             liabilities                        488,231     14,686       3.01 %        461,433     17,248       3.74 %
                                                        ----------------------                 -----------
     Other liabilities                            7,475                                  5,626
                                           -------------                          -------------
          Total liabilities                     495,706                                467,059
Stockholders' equity                             48,447                                 44,073
                                           -------------                          -------------

Total liabilities and stockholders' equity    $ 544,153                              $ 511,132
                                           =============                          =============

Net interest income                                        $18,832                               $ 17,926
Net spread (4)                                                           3.50 %                                 3.53 %
Net margin (5)                                                           3.66 %                                 3.70 %
Ratio of average interest-earning assets
  to average interest-bearing liabilities         1.05X                                  1.05X


1.   Annualized.
2.   Average  balances  include  non-accrual  loans and loans held for sale.
3.   Includes interest-bearing deposits in other financial institutions.
4.   Net  spread  represents  the  difference   between  the  average  yield  on
     interest-earning   assets  and  the   average   cost  of   interest-bearing
     liabilities.
5.   Net  margin   represents   net   interest   income  as  a   percentage   of
     interest-earning assets.